Exhibit 99(a)

News Release

5 Sarnowski Drive, Glenville, New York, 12302
(518) 377-3311          Fax:  (518) 381-3668

Subsidiary:	Trustco Bank	Nasdaq -- TRST

Contact:	Robert Leonard
Executive Vice President
(518) 381-3693

FOR IMMEDIATE RELEASE:

Trustco Reports Third Quarter 2024 Net Income of $12.9 Million;
Skillful Application of Strong Fundamentals Produce Solid Results

Executive Snapshot:

•	Average Loan portfolio continues to grow:
o	On average, total loans were up $127.0 million or 2.6% for the third quarter 2024 compared to the third quarter 2023

•	Continued solid financial results:
o	Key metrics for third quarter 2024:
■	Net income of $12.9 million versus $12.6 million for the second quarter 2024
■	Net interest income of $38.7 million, up from $37.8 million compared to the second quarter of 2024
■	Return on average equity (ROAE) of 7.74% versus 7.76% for the second quarter 2024

•	Capital continues to grow:
o	Consolidated equity to assets increased 6.2% to 10.95% as of September 30, 2024 from 10.31% as of September 30, 2023
o	Book value per share as of September 30, 2024 was $35.19, up from $34.46 compared to June 30, 2024

Glenville, New York – October 22, 2024

TrustCo Bank Corp NY (TrustCo, NASDAQ: TRST) today announced third quarter 2024 net income of $12.9 million or $0.68 diluted earnings per share, compared to net income of $14.7 million or $0.77 diluted earnings per share for the third quarter 2023; and net income of $37.6 million or $1.97 diluted earnings per share for the nine months ended September 30, 2024, compared to net income of $48.9 million or $2.57 diluted earnings per share for the nine months ended September 30, 2023.  Average loans increased $127.0 million or 2.6% for the third quarter 2024 over the same period in 2023.  TrustCo was able to increase the balances of home equity lines of credit (HECLs) outstanding through an aggressive campaign to encourage existing customers to utilize their HECLs in place of the higher rates on other products.  The objective was to meet customer needs and encourage increased utilization through existing HECLs.

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Overview

Chairman, President, and CEO, Robert J. McCormick said “Hard, consistent work on the fundamentals of banking once again have served the Trustco Bank team well and enabled us to post strong results under challenging circumstances.  Our bankers posted one modest success after another – which accumulated into solid performance.  We continued to hold the line on demand accounts and capitalized on strong customer relationships which enabled us to direct the flow into competitively-priced CDs, rather than to non-bank investment products.  Not having to purchase expensive deposits or pay excessive rates, helped keep interest expense down, contributing to increased net interest income.  We have continued to sell home equity products at favorable rates where origination of purchase mortgages lagged due to lack of sales volume.  We booked these new loans at higher interest rates, also boosting net interest margin.  Once again, loans reached a new all-time high.  All of these efforts by our team resulted in net income of $12.9 million for the quarter.”

Details

Average loans were up $127.0 million or 2.6% in the third quarter 2024 over the same period in 2023.  Average residential loans and home equity lines of credit, our primary lending focus, were up $50.4 million, or 1.2%, and $60.0 million, or 18.7%, respectively, in the third quarter 2024 over the same period in 2023.  Average commercial loans also increased $18.1 million, or 6.9%, in the third quarter 2024 over the same period in 2023.  Average deposits were up $15.3 million, or 0.3% for the third quarter 2024 over the same period in 2023. We believe the increase in time deposits compared to the prior year continues to reflect the desire of customers to have additional funds in the safety and security offered by TrustCo’s long history of conservative banking, while earning a competitive interest rate.  As we move forward, the objective is to encourage customers to retain these additional funds in the expanded product offerings of Trustco Bank (the “Bank”) through aggressive marketing and product differentiation.

Net interest income was $38.7 million for the third quarter 2024, an increase of $883 thousand, or 2.3%, compared to the prior quarter, driven by loan growth at higher interest rates and lower cost of deposits, partially offset by lower investment earnings and a decrease in interest on federal funds sold and other short-term investments.  The net interest margin for the third quarter 2024 was 2.61%, up 8 basis points from 2.53% in the second quarter of 2024.  The yield on interest earnings assets increased to 4.11%, up 5 basis points from 4.06% in the second quarter of 2024.  The cost of interest bearing liabilities decreased to 1.94% in the third quarter 2024 from 1.97% in the second quarter 2024.  The Bank has seen success in retaining deposits while lowering the rates on time deposits, and still being competitive in the markets it serves.  The Federal Reserve’s decision regarding whether to cut or hold rates in upcoming meetings will have an effect on the Bank’s ability to continue to manage deposit costs. Further reductions should help margin expansion in future quarters.  Non-interest expense decreased $259 thousand over the prior quarter as a result of the Bank’s ongoing efforts to control expenses.

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Asset quality remains strong and has been consistent over the past twelve months.  The Company recorded a provision for credit losses of $500 thousand in the third quarter of 2024, which is the result of a provision for credit losses on loans of $400 thousand, and provision for credit losses on unfunded commitments of $100 thousand.  The ratio of allowance for credit losses on loans to total loans was 0.99% and 0.95% as of September 30, 2024 and 2023, respectively.  The allowance for credit losses on loans was $50.0 million at September 30, 2024, compared to $47.2 million at September 30, 2023.  Nonperforming loans (NPLs) were $19.4 million at September 30, 2024, compared to $17.9 million at September 30, 2023.  NPLs were 0.38% and 0.36% of total loans at September 30, 2024 and 2023, respectively.  The coverage ratio, or allowance for credit losses on loans to NPLs, was 256.9% at September 30, 2024, compared to 264.2% at September 30, 2023.  Nonperforming assets (NPAs) were $21.9 million at September 30, 2024, compared to $19.1 million at September 30, 2023.

At September 30, 2024, our equity to asset ratio was 10.95%, compared to 10.31% at September 30, 2023.  Book value per share at September 30, 2024 was $35.19, up 7.3% compared to $32.80 a year earlier.

A conference call to discuss third quarter 2024 results will be held at 9:00 a.m. Eastern Time on October 22, 2024.  Those wishing to participate in the call may dial toll-free for the United States at 1-833-470-1428, and for Canada at 1-833-950-0062, Access code 034120.  A replay of the call will be available for thirty days by dialing toll-free for the United States at 1-866-813-9403, Access code 285814.  The call will also be audio webcast at https://events.q4inc.com/attendee/854762065,and will be available for one year.

About TrustCo Bank Corp NY

TrustCo Bank Corp NY is a $6.1 billion savings and loan holding company and through its subsidiary, Trustco Bank, operated 138 offices in New York, New Jersey, Vermont, Massachusetts, and Florida at September 30, 2024.

In addition, the Bank’s Wealth Management Department offers a full range of investment services, retirement planning and trust and estate administration services.  The common shares of TrustCo are traded on the NASDAQ Global Select Market under the symbol TRST.

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Forward-Looking Statements

All statements in this news release that are not historical are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements can be identified by words such as "anticipate," "intend," "plan," "goal," "seek," "believe," "project," "estimate," "expect," "strategy," "future," "likely," "may," "should," "will" and similar references to future development, results or periods. Examples of forward-looking statements include, among others, statements we make regarding our expectations for our future performance, including our expectations regarding the effects of the economic environment on our financial results, our ability to retain customers and the amount of customers’ business, including deposit balances, with us, the impact of the Federal Reserve’s actions regarding interest rates, and the growth of loans and deposits throughout our branch network.  Forward-looking statements are based on management’s current expectations as well as certain assumptions and estimates made by, and information available to, management at the time the statements are made. Such forward-looking statements are subject to factors and uncertainties that could cause actual results to differ materially for TrustCo from the views, beliefs and projections expressed in such statements, and many of the risks and uncertainties are heightened by or may, in the future, be heightened by volatility in financial markets and macroeconomic or geopolitical concerns related to inflation, continued elevated interest rates and ongoing armed conflicts (including the Russia/Ukraine conflict and the conflict in Israel and surrounding areas). TrustCo wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. The following important factors, among others, in some cases have affected and in the future could affect TrustCo’s actual results and could cause TrustCo’s actual financial performance to differ materially from that expressed in any forward-looking statement:  future changes in interest rates; ongoing inflationary pressures and continued elevated prices; exposure to credit risk in our lending activities; our increasing commercial loan portfolio; the sufficiency of our allowance for credit losses on loans to cover actual loan losses; our ability to meet the cash flow requirements of our depositors or borrowers or meet our operating cash needs to fund corporate expansion and other activities; claims and litigation pertaining to fiduciary responsibility and lender liability; our dependency upon the services of the management team; our disclosure controls and procedures’ ability to prevent or detect errors or acts of fraud; the adequacy of our business continuity and disaster recovery plans; the effectiveness of our risk management framework; the impact of any expansion by us into new lines of business or new products and services; the impact of severe weather events and climate change on us and the communities we serve, including societal responses to climate change; increasing scrutiny and evolving expectations from customers, regulators, investors, and other stakeholders with respect to our environmental, social and governance practices; the chance of a prolonged economic downturn, especially one affecting our geographic market area; instability in global economic conditions and geopolitical matters, as well as volatility in financial markets; the soundness of other financial institutions; U.S. government shutdowns, credit rating downgrades, or failure to increase the debt ceiling; fluctuations in the trust wealth management fees we receive as a result of investment performance; the impact of regulatory capital rules on our growth; changes in laws and regulations, including changes in cybersecurity or privacy regulations; restrictions on data collection and use; our compliance with the USA PATRIOT Act, Bank Secrecy Act, and other laws and regulations that could result in material fines or sanctions; changes in tax laws; limitations on our ability to pay dividends; TrustCo Realty Corp.’s ability to qualify as a real estate investment trust; changes in accounting standards; competition within our market areas; consumers and businesses’ use of non-banks to complete financial transactions; our reliance on third-party service providers; the impact of data breaches and cyber-attacks; the impact of a failure in or breach of our operational or security systems or infrastructure, or those of third parties; the impact of an unauthorized disclosure of sensitive or confidential client or customer information; the impact of interruptions in the effective operation of our computer systems; the impact of anti-takeover provisions in our organizational documents; the impact of the manner in which we allocate capital; and other risks and uncertainties under the heading “Risk Factors” in our most recent annual report on Form 10-K and, if any, in our subsequent quarterly reports on Form 10-Q or other securities filings. The forward-looking statements contained in this news release represent TrustCo management’s judgment as of the date of this news release. TrustCo disclaims, however, any intent or obligation to update forward-looking statements, either as a result of future developments, new information or otherwise, except as may be required by law.

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TRUSTCO BANK CORP NY
GLENVILLE, NY

FINANCIAL HIGHLIGHTS

(dollars in thousands, except per share data)
(Unaudited)

	Three months ended
	9/30/2024		6/30/2024		9/30/2023
Summary of operations
Net interest income	$38,671		$37,788		$42,221
Provision for credit losses	500		500		100
Net gains on equity securities	23		1,360		-
Noninterest income, excluding net gains on equity securities	4,908		4,291		4,574
Noninterest expense	26,200		26,459		27,460
Net income	12,875		12,551		14,680

Per share
Net income per share:
- Basic	$0.68		$0.66		$0.77
- Diluted	0.68		0.66		0.77
Cash dividends	0.36		0.36		0.36
Book value at period end	35.19		34.46		32.80
Market price at period end	33.07		28.77		27.29

At period end
Full time equivalent employees	735		753		764
Full service banking offices	138		138		143

Performance ratios
Return on average assets	0.84%		0.82%		0.96%
Return on average equity	7.74		7.76		9.32
Efficiency ratio (1)	59.65		62.84		58.33
Net interest spread	2.17		2.09		2.55
Net interest margin	2.61		2.53		2.85
Dividend payout ratio	53.16		54.57		46.65

Capital ratios at period end
Consolidated equity to assets	10.95%		10.73%		10.31%
Consolidated tangible equity to tangible assets (2)	10.94%		10.72%		10.30%

Asset quality analysis at period end
Nonperforming loans to total loans	0.38%		0.38%		0.36%
Nonperforming assets to total assets	0.36		0.35		0.31
Allowance for credit losses on loans to total loans	0.99		0.99		0.95
Coverage ratio (3)	2.6	x	2.6	x	2.6	x

(1)
Non-GAAP measure; calculated as noninterest expense (excluding ORE expense) divided by taxable equivalent net interest income plus noninterest income (excluding net gains on equity securities). See Non-GAAP Financial Measures Reconciliation.

(2)	Non-GAAP measure; calculated as total shareholders' equity less $553 of intangible assets divided by total assets less $553 of intangible assets. See Non-GAAP Financial Measures Reconciliation.
(3)	Calculated as allowance for credit losses on loans divided by total nonperforming loans.

Page | 5

FINANCIAL HIGHLIGHTS, Continued

(dollars in thousands, except per share data)
(Unaudited)

	Nine Months Ended
	09/30/24	09/30/23
Summary of operations
Net interest income	$113,037	133,238
Provision (Credit) for credit losses	1,600	(100)
Net gains on equity securities	1,383	-
Noninterest income, excluding net gains on equity securities	14,042	13,841
Noninterest expense	77,562	82,466
Net income	37,552	48,798

Per share
Net income per share:
- Basic	$1.97	2.57
- Diluted	1.97	2.57
Cash dividends	1.08	1.08
Book value at period end	35.19	32.80
Market price at period end	33.07	27.29

Performance ratios
Return on average assets	0.82%	1.08
Return on average equity	7.68	10.57
Efficiency ratio (1)	60.80	55.70
Net interest spread	2.08	2.78
Net interest margin	2.52	3.01
Dividend payout ratio	54.70	42.11

(1)
Non-GAAP measure; calculated as noninterest expense (excluding ORE expense) divided by taxable equivalent net interest income plus noninterest income (excluding net gains on equity securities). See Non-GAAP Financial Measures Reconciliation.

Page | 6

CONSOLIDATED STATEMENTS OF INCOME

(dollars in thousands, except per share data)
(Unaudited)

	Three months ended
	9/30/2024	6/30/2024	3/31/2024	12/31/2023	9/30/2023
Interest and dividend income:
Interest and fees on loans	$52,112	$50,660	$49,804	$49,201	$47,921
Interest and dividends on securities available for sale:
U. S. government sponsored enterprises	718	909	906	750	672
State and political subdivisions	-	1	-	1	-
Mortgage-backed securities and collateralized mortgage obligations - residential	1,397	1,451	1,494	1,533	1,485
Corporate bonds	361	362	476	477	473
Small Business Administration - guaranteed participation securities	90	94	100	102	107
Other securities	2	2	3	3	2
Total interest and dividends on securities available for sale	2,568	2,819	2,979	2,866	2,739

Interest on held to maturity securities:
Mortgage-backed securities and collateralized mortgage obligations - residential	62	65	68	70	73
Total interest on held to maturity securities	62	65	68	70	73

Federal Home Loan Bank stock	153	147	152	149	131

Interest on federal funds sold and other short-term investments	6,174	6,894	6,750	6,354	6,688
Total interest income	61,069	60,585	59,753	58,640	57,552

Interest expense:
Interest on deposits:
Interest-bearing checking	311	288	240	165	102
Savings	770	675	712	707	639
Money market deposit accounts	2,154	2,228	2,342	2,500	2,384
Time deposits	18,969	19,400	19,677	16,460	11,962
Interest on short-term borrowings	194	206	204	201	244
Total interest expense	22,398	22,797	23,175	20,033	15,331

Net interest income	38,671	37,788	36,578	38,607	42,221

Less: Provision for credit losses	500	500	600	1,350	100
Net interest income after provision for credit losses	38,171	37,288	35,978	37,257	42,121

Noninterest income:
Trustco Financial Services income	2,044	1,609	1,816	1,612	1,627
Fees for services to customers	2,482	2,399	2,745	2,563	2,590
Net gains on equity securities	23	1,360	-	-	-
Other	382	283	282	299	357
Total noninterest income	4,931	5,651	4,843	4,474	4,574

Noninterest expenses:
Salaries and employee benefits	12,134	12,520	11,427	12,444	12,393
Net occupancy expense	4,271	4,375	4,611	4,209	4,358
Equipment expense	1,757	1,990	1,738	1,852	1,923
Professional services	1,863	1,570	1,460	1,561	1,717
Outsourced services	2,551	2,755	2,501	2,532	2,720
Advertising expense	339	466	408	384	586
FDIC and other insurance	1,112	797	1,094	1,085	1,078
Other real estate expense (income), net	204	16	74	(12)	163
Other	1,969	1,970	1,590	4,776	2,522
Total noninterest expenses	26,200	26,459	24,903	28,831	27,460

Income before taxes	16,902	16,480	15,918	12,900	19,235
Income taxes	4,027	3,929	3,792	3,052	4,555

Net income	$12,875	$12,551	$12,126	$9,848	$14,680

Net income per common share:
- Basic	$0.68	$0.66	$0.64	$0.52	$0.77

- Diluted	0.68	0.66	0.64	0.52	0.77

Average basic shares (in thousands)	19,010	19,022	19,024	19,024	19,024
Average diluted shares (in thousands)	19,036	19,033	19,032	19,026	19,024

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CONSOLIDATED STATEMENTS OF INCOME, Continued

(dollars in thousands, except per share data)
(Unaudited)

	Nine Months Ended
	09/30/24	09/30/23
Interest and dividend income:
Interest and fees on loans	$152,576	138,255
Interest and dividends on securities available for sale:
U. S. government sponsored enterprises	2,533	2,055
State and political subdivisions	1	1
Mortgage-backed securities and collateralized mortgage obligations - residential	4,342	4,613
Corporate bonds	1,199	1,510
Small Business Administration - guaranteed participation securities	284	335
Other securities	7	7
Total interest and dividends on securities available for sale	8,366	8,521

Interest on held to maturity securities:
Mortgage-backed securities-residential	195	226
Total interest on held to maturity securities	195	226

Federal Home Loan Bank stock	452	351

Interest on federal funds sold and other short-term investments	19,818	20,213
Total interest income	181,407	167,566

Interest expense:
Interest on deposits:
Interest-bearing checking	839	217
Savings	2,157	1,824
Money market deposit accounts	6,724	4,954
Time deposits	58,046	26,525
Interest on short-term borrowings	604	808
Total interest expense	68,370	34,328

Net interest income	113,037	133,238

Less: Provision (Credit) for credit losses	1,600	(100)
Net interest income after provision (credit) for credit losses	111,437	133,338

Noninterest income:
Trustco Financial Services income	5,469	4,813
Fees for services to customers	7,626	8,085
Net gains on equity securities	1,383	-
Other	947	943
Total noninterest income	15,425	13,841

Noninterest expenses:
Salaries and employee benefits	36,081	38,798
Net occupancy expense	13,257	13,218
Equipment expense	5,485	5,758
Professional services	4,893	4,684
Outsourced services	7,807	7,507
Advertising expense	1,213	1,494
FDIC and other insurance	3,003	3,215
Other real estate expense, net	294	536
Other	5,529	7,256
Total noninterest expenses	77,562	82,466

Income before taxes	49,300	64,713
Income taxes	11,748	15,915

Net income	$37,552	48,798

Net income per common share:
- Basic	$1.97	2.57

- Diluted	1.97	2.57

Average basic shares (in thousands)	19,019	19,024
Average diluted shares (in thousands)	19,034	19,024

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CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

(dollars in thousands)
(Unaudited)

	9/30/2024	6/30/2024	3/31/2024	12/31/2023	9/30/2023
ASSETS:

Cash and due from banks	$49,659	$42,193	$44,868	$49,274	$45,940
Federal funds sold and other short term investments	473,306	493,920	564,815	528,730	461,321
Total cash and cash equivalents	522,965	536,113	609,683	578,004	507,261

Securities available for sale:
U. S. government sponsored enterprises	90,588	106,796	128,854	118,668	121,474
States and political subdivisions	26	26	26	26	34
Mortgage-backed securities and collateralized mortgage obligations - residential	222,841	218,311	227,078	237,677	233,719
Small Business Administration - guaranteed participation securities	15,171	15,592	16,260	17,186	17,316
Corporate bonds	54,327	53,764	53,341	78,052	76,935
Other securities	701	688	682	680	657
Total securities available for sale	383,654	395,177	426,241	452,289	450,135

Held to maturity securities:
Mortgage-backed securities and collateralized mortgage obligations-residential	5,636	5,921	6,206	6,458	6,724
Total held to maturity securities	5,636	5,921	6,206	6,458	6,724

Federal Reserve Bank and Federal Home Loan Bank stock	6,507	6,507	6,203	6,203	6,203

Loans:
Commercial	280,261	282,441	279,092	273,515	268,642
Residential mortgage loans	4,382,674	4,370,640	4,354,369	4,365,063	4,343,006
Home equity line of credit	393,418	370,063	355,879	347,415	332,028
Installment loans	14,503	15,168	16,166	16,886	16,605
Loans, net of deferred net costs	5,070,856	5,038,312	5,005,506	5,002,879	4,960,281

Less: Allowance for credit losses on loans	49,950	49,772	49,220	48,578	47,226
Net loans	5,020,906	4,988,540	4,956,286	4,954,301	4,913,055

Bank premises and equipment, net	33,324	33,466	33,423	34,007	32,135
Operating lease right-of-use assets	37,958	38,376	39,647	40,542	41,475
Other assets	98,730	102,544	101,881	96,387	97,310

Total assets	$6,109,680	$6,106,644	$6,179,570	$6,168,191	$6,054,298

LIABILITIES:
Deposits:
Demand	$753,878	$745,227	$742,997	$754,532	$773,293
Interest-bearing checking	988,527	1,029,606	1,020,136	1,015,213	1,033,898
Savings accounts	1,092,038	1,144,427	1,155,517	1,179,241	1,235,658
Money market deposit accounts	477,113	517,445	532,611	565,767	610,012
Time deposits	1,952,635	1,840,262	1,903,908	1,836,024	1,581,504
Total deposits	5,264,191	5,276,967	5,355,169	5,350,777	5,234,365

Short-term borrowings	91,450	89,720	94,374	88,990	103,110
Operating lease liabilities	41,469	42,026	43,438	44,471	45,418
Accrued expenses and other liabilities	43,549	42,763	37,399	38,668	47,479

Total liabilities	5,440,659	5,451,476	5,530,380	5,522,906	5,430,372

SHAREHOLDERS' EQUITY:
Capital stock	20,058	20,058	20,058	20,058	20,058
Surplus	257,644	257,490	257,335	257,181	257,078
Undivided profits	442,079	436,048	430,346	425,069	422,082
Accumulated other comprehensive loss, net of tax	(6,600)	(14,268)	(14,763)	(13,237)	(31,506)
Treasury stock at cost	(44,160)	(44,160)	(43,786)	(43,786)	(43,786)

Total shareholders' equity	669,021	655,168	649,190	645,285	623,926

Total liabilities and shareholders' equity	$6,109,680	$6,106,644	$6,179,570	$6,168,191	$6,054,298

Outstanding shares (in thousands)	19,010	19,010	19,024	19,024	19,024

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NONPERFORMING ASSETS

(dollars in thousands)
(Unaudited)

	9/30/2024		6/30/2024	3/31/2024	12/31/2023		9/30/2023
Nonperforming Assets

New York and other states*
Loans in nonaccrual status:
Commercial	$466		$741	$532	$536		$540
Real estate mortgage - 1 to 4 family	15,320		14,992	14,359	14,375		14,633
Installment	163		131	149	151		93
Total non-accrual loans	15,949		15,864	15,040	15,062		15,266
Other nonperforming real estate mortgages - 1 to 4 family	-		-	-	3		5
Total nonperforming loans	15,949		15,864	15,040	15,065		15,271
Other real estate owned	2,503		2,334	2,334	194		1,185
Total nonperforming assets	$18,452		$18,198	$17,374	$15,259		$16,456

Florida
Loans in nonaccrual status:
Commercial	$314		$314	$314	$314		$314
Real estate mortgage - 1 to 4 family	3,176		2,985	2,921	2,272		2,228
Installment	5		22	-	15		65
Total non-accrual loans	3,495		3,321	3,235	2,601		2,607
Other nonperforming real estate mortgages - 1 to 4 family	-		-	-	-		-
Total nonperforming loans	3,495		3,321	3,235	2,601		2,607
Other real estate owned	-		-	-	-		-
Total nonperforming assets	$3,495		$3,321	$3,235	$2,601		$2,607

Total
Loans in nonaccrual status:
Commercial	$780		$1,055	$846	$850		$854
Real estate mortgage - 1 to 4 family	18,496		17,977	17,280	16,647		16,861
Installment	168		153	149	166		158
Total non-accrual loans	19,444		19,185	18,275	17,663		17,873
Other nonperforming real estate mortgages - 1 to 4 family	-		-	-	3		5
Total nonperforming loans	19,444		19,185	18,275	17,666		17,878
Other real estate owned	2,503		2,334	2,334	194		1,185
Total nonperforming assets	$21,947		$21,519	$20,609	$17,860		$19,063

Quarterly Net (Recoveries) Chargeoffs

New York and other states*
Commercial	$65		$-	$-	$-		$-
Real estate mortgage - 1 to 4 family	104		(74)	(78)	219		(26)
Installment	11		(2)	36	23		14
Total net (recoveries) chargeoffs	$180		$(76)	$(42)	$242		$(12)

Florida
Commercial	$-		$-	$-	$-		$-
Real estate mortgage - 1 to 4 family	-		17	-	-		-
Installment	42		7	-	6		-
Total net (recoveries) chargeoffs	$42		$24	$-	$6		$-

Total
Commercial	$65		$-	$-	$-		$-
Real estate mortgage - 1 to 4 family	104		(57)	(78)	219		(26)
Installment	53		5	36	29		14
Total net (recoveries) chargeoffs	$222		$(52)	$(42)	$248		$(12)

Asset Quality Ratios

Total nonperforming loans (1)	$19,444		$19,185	$18,275	$17,666		$17,878
Total nonperforming assets (1)	21,947		21,519	20,609	17,860		19,063
Total net (recoveries) chargeoffs (2)	222		(52)	(42)	248		(12)

Allowance for credit losses on loans (1)	49,950		49,772	49,220	48,578		47,226

Nonperforming loans to total loans	0.38%		0.38%	0.37%	0.35%		0.36%
Nonperforming assets to total assets	0.36%		0.35%	0.33%	0.29%		0.31%
Allowance for credit losses on loans to total loans	0.99%		0.99%	0.98%	0.97%		0.95%
Coverage ratio (1)	256.9%		259.4%	269.3%	275.0%		264.2%
Annualized net (recoveries) chargeoffs to average loans (2)	0.02%		0.00%	0.00%	0.02%		0.00%
Allowance for credit losses on loans to annualized net chargeoffs (2)	56.3	x	N/A	N/A	49.0	x	N/A

* Includes New York, New Jersey, Vermont and Massachusetts.
(1)  At period-end
(2)  For the three-month period ended

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DISTRIBUTION OF ASSETS, LIABILITIES AND SHAREHOLDERS' EQUITY -
INTEREST RATES AND INTEREST DIFFERENTIAL

(dollars in thousands)
(Unaudited)	Three months ended			Three months ended
	September 30, 2024			September 30, 2023
	Average	Interest	Average	Average	Interest	Average
	Balance		Rate	Balance		Rate
Assets

Securities available for sale:
U. S. government sponsored enterprises	$95,073	$718	3.02%	$119,406	$672	2.25%
Mortgage backed securities and collateralized mortgage obligations - residential	241,792	1,397	2.29	269,535	1,485	2.19
State and political subdivisions	26	-	6.75	34	-	6.74
Corporate bonds	55,041	361	2.63	80,331	473	2.36
Small Business Administration - guaranteed participation securities	16,663	90	2.15	19,801	107	2.15
Other	701	2	1.14	686	2	1.17

Total securities available for sale	409,296	2,568	2.51	489,793	2,739	2.24

Federal funds sold and other short-term Investments	465,922	6,174	5.27	494,597	6,688	5.37

Held to maturity securities:
Mortgage backed securities and collateralized mortgage obligations - residential	5,779	62	4.29	6,877	73	4.22

Total held to maturity securities	5,779	62	4.29	6,877	73	4.22

Federal Home Loan Bank stock	6,507	153	9.41	6,203	131	8.45

Commercial loans	279,199	3,807	5.45	261,061	3,398	5.21
Residential mortgage loans	4,375,641	41,811	3.82	4,325,219	39,321	3.64
Home equity lines of credit	380,422	6,245	6.53	320,446	4,946	6.12
Installment loans	14,443	249	6.87	15,959	256	6.37

Loans, net of unearned income	5,049,705	52,112	4.12	4,922,685	47,921	3.89

Total interest earning assets	5,937,209	$61,069	4.11	5,920,155	$57,552	3.88

Allowance for credit losses on loans	(49,973)			(47,077)
Cash & non-interest earning assets	187,166			172,523

Total assets	$6,074,402			$6,045,601

Liabilities and shareholders' equity

Deposits:
Interest bearing checking accounts	$1,000,333	$311	0.12%	$1,050,313	$102	0.04%
Money market accounts	499,408	2,154	1.72	625,031	2,384	1.51
Savings	1,122,673	770	0.27	1,282,641	639	0.20
Time deposits	1,880,021	18,969	4.01	1,494,402	11,962	3.18

Total interest bearing deposits	4,502,435	22,204	1.96	4,452,387	15,087	1.34
Short-term borrowings	87,677	194	0.88	110,018	244	0.88

Total interest bearing liabilities	4,590,112	$22,398	1.94	4,562,405	$15,331	1.33

Demand deposits	742,164			776,885
Other liabilities	80,502			81,411
Shareholders' equity	661,624			624,900

Total liabilities and shareholders' equity	$6,074,402			$6,045,601

Net interest income, GAAP and non-GAAP tax equivalent (1)		$38,671			$42,221

Net interest spread, GAAP and non-GAAP tax equivalent (1)			2.17%			2.55%

Net interest margin (net interest income to total interest earning assets), GAAP and non-GAAP tax equivalent (1)			2.61%			2.85%

Tax equivalent adjustment (1)		-			-

Net interest income		$38,671			$42,221

(1) Tax equivalent adjustment to a measure results in a non-GAAP financial measure.  See Non-GAAP Financial Measures Reconciliation.

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DISTRIBUTION OF ASSETS, LIABILITIES AND SHAREHOLDERS' EQUITY -
INTEREST RATES AND INTEREST DIFFERENTIAL, Continued

(dollars in thousands)
(Unaudited)	Nine Months Ended			Nine Months Ended
	September 30, 2024			September 30, 2023
	Average	Interest	Average	Average	Interest	Average
	Balance		Rate	Balance		Rate
Assets

Securities available for sale:
U. S. government sponsored enterprises	$111,570	2,533	3.03%	$120,243	2,055	2.28%
Mortgage backed securities and collateralized mortgage obligations - residential	250,343	4,342	2.31	278,252	4,613	2.21
State and political subdivisions	26	1	6.80	34	1	6.74
Corporate bonds	61,221	1,199	2.61	83,732	1,510	2.41
Small Business Administration - guaranteed participation securities	17,438	284	2.17	20,876	335	2.14
Other	697	7	1.34	686	7	1.02

Total securities available for sale	441,295	8,366	2.53	503,823	8,521	1.69

Federal funds sold and other short-term Investments	489,934	19,818	5.40	540,570	20,213	5.00

Held to maturity securities:
Mortgage backed securities and collateralized mortgage obligations - residential	6,053	195	4.29	7,205	226	4.18

Total held to maturity securities	6,053	195	4.29	7,205	226	4.18

Federal Home Loan Bank stock	6,350	452	9.49	5,957	351	5.89

Commercial loans	278,981	11,232	5.37	249,738	9,716	5.19
Residential mortgage loans	4,364,821	123,046	3.76	4,269,494	114,227	3.57
Home equity lines of credit	365,932	17,522	6.40	305,075	13,598	5.96
Installment loans	15,319	776	6.76	15,015	714	6.35

Loans, net of unearned income	5,025,053	152,576	4.05	4,839,322	138,255	3.81

Total interest earning assets	5,968,685	181,407	4.05	5,896,877	167,566	3.79

Allowance for credit losses on loans	(49,419)			(46,812)
Cash & non-interest earning assets	187,963			173,521

Total assets	$6,107,229			$6,023,586

Liabilities and shareholders' equity

Deposits:
Interest bearing checking accounts	$999,839	839	0.11%	$1,088,859	217	0.03%
Money market accounts	522,636	6,724	1.72	613,119	4,954	1.08
Savings	1,142,313	2,157	0.25	1,363,052	1,824	0.18
Time deposits	1,881,027	58,046	4.12	1,343,762	26,525	2.64

Total interest bearing deposits	4,545,815	67,766	1.99	4,408,792	33,520	1.02
Short-term borrowings	91,551	604	0.88	121,911	808	0.89

Total interest bearing liabilities	4,637,366	68,370	1.97	4,530,703	34,328	1.01

Demand deposits	734,604			793,890
Other liabilities	82,233			81,771
Shareholders' equity	653,026			617,224

Total liabilities and shareholders' equity	$6,107,229			$6,023,588

Net interest income, GAAP and non-GAAP tax equivalent (1)		113,037			133,238

Net interest spread, GAAP and non-GAAP tax equivalent (1)			2.08%			2.78%

Net interest margin (net interest income to total interest earning assets), GAAP and non-GAAP tax equivalent (1)			2.52%			3.01%

Tax equivalent adjustment (1)		-			-

Net interest income		113,037			133,238

(1) Tax equivalent adjustment to a measure results in a non-GAAP financial measure.  See Non-GAAP Financial Measures Reconciliation.

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Non-GAAP Financial Measures Reconciliation

Tangible book value per share is a non-GAAP financial measure derived from GAAP-based amounts. We calculate tangible book value by excluding the balance of intangible assets from total shareholders’ equity divided by shares outstanding. We believe that this is consistent with the treatment by bank regulatory agencies, which exclude intangible assets from the calculation of risk-based capital ratios. Additionally, we believe that this measure is important to many investors in the marketplace who are interested in relative changes from period to period in equity exclusive of changes in intangible assets.

Tangible equity as a percentage of tangible assets at period end is a non-GAAP financial measure derived from GAAP-based amounts. We calculate tangible equity and tangible assets by excluding the balance of intangible assets from total shareholders’ equity and total assets, respectively.  We calculate tangible equity as a percentage of tangible assets at period end by dividing tangible equity by tangible assets at period end.  We believe that this is consistent with the treatment by bank regulatory agencies, which exclude intangible assets from the calculation of risk-based capital ratios.  Additionally, we believe that this measure is important to many investors in the marketplace who are interested in relative changes from period to period in equity and total assets, each exclusive of changes in intangible assets.

Net interest income is commonly presented on a taxable equivalent basis. That is, to the extent that some component of the institution’s net interest income will be exempt from taxation (e.g., was received by the institution as a result of its holdings of state or municipal obligations), an amount equal to the tax benefit derived from that component is added back to the net interest income total. Management considers this adjustment helpful to investors in comparing one financial institution’s net interest income (pre- tax) to that of another institution, as each will have a different proportion of tax-exempt items in their portfolios. Moreover, net interest income is itself a component of another financial measure commonly used by financial institutions, net interest margin, which is the ratio of net interest income to average interest earning assets.  Additionally, management and many financial institutions also present net interest spread, which is the average yield on interest earning assets minus the average rate paid on interest bearing liabilities. For purposes of these measures as well, taxable equivalent net interest income is generally used by financial institutions, again to provide investors with a better basis of comparison from institution to institution. We calculate taxable equivalent net interest margin by dividing net interest income, adjusted to include the benefit of non-taxable interest income, by average interest earning assets.  We calculate taxable equivalent net interest spread as the difference between average yield on interest earning assets, adjusted to include the benefit of non-taxable interest income, and the average rate paid on interest bearing liabilities.

The efficiency ratio is a non-GAAP measure of expense control relative to revenue from net interest income and non-interest fee income.  We calculate the efficiency ratio by dividing total noninterest expenses as determined under GAAP, excluding other real estate expense, net, by net interest income (fully taxable equivalent) and total noninterest income as determined under GAAP, excluding net gains on equity securities.  We believe that this provides a reasonable measure of primary banking expenses relative to primary banking revenue.  Additionally, we believe this measure is important to investors looking for a measure of efficiency in our productivity measured by the amount of revenue generated for each dollar spent.

We believe that these non-GAAP financial measures provide information that is important to investors and that is useful in understanding our financial results. Our management internally assesses our performance based, in part, on these measures.  However, these non-GAAP financial measures are supplemental and not a substitute for an analysis based on GAAP measures. As other companies may use different calculations for these measures, this presentation may not be comparable to other similarly titled measures reported by other companies. A reconciliation of the non-GAAP measures of tangible equity as a percentage of tangible assets, and efficiency ratio to the most directly comparable GAAP measures is set forth below.  We have not presented a reconciliation of taxable equivalent net interest income, taxable equivalent net interest margin or taxable equivalent net interest spread to the most directly comparable GAAP measure, as there was no difference between the taxable equivalent measure and comparable GAAP measure for any period presented in this release.

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NON-GAAP FINANCIAL MEASURES RECONCILIATION

(dollars in thousands)
(Unaudited)

	9/30/2024	6/30/2024	9/30/2023
Tangible Book Value Per Share

Equity (GAAP)	$669,021	$655,168	$623,926
Less: Intangible assets	553	553	553
Tangible equity (Non-GAAP)	$668,468	$654,615	$623,373

Shares outstanding	19,010	19,010	19,024
Tangible book value per share	35.16	34.44	32.77
Book value per share	35.19	34.46	32.80

Tangible Equity to Tangible Assets
Total Assets (GAAP)	$6,109,680	$6,106,644	$6,054,298
Less: Intangible assets	553	553	553
Tangible assets (Non-GAAP)	$6,109,127	$6,106,091	$6,053,745

Tangible Equity to Tangible Assets (Non-GAAP)	10.94%	10.72%	10.30%
Equity to Assets (GAAP)	10.95%	10.73%	10.31%

	Three months ended			Nine Months Ended
Efficiency Ratio	9/30/2024	6/30/2024	9/30/2023	9/30/2024	9/30/2023

Net interest income (GAAP)	$38,671	$37,788	$42,221	$113,037	$133,238
Taxable equivalent adjustment	-	-	-	-	-
Net interest income (fully taxable equivalent) (Non-GAAP)	38,671	37,788	42,221	113,037	133,238
Non-interest income (GAAP)	4,931	5,651	4,574	15,425	13,841
Less: Net gains on equity securities	23	1,360	-	1,383	-
Revenue used for efficiency ratio (Non-GAAP)	$43,579	$42,079	$46,795	$127,079	$147,079

Total noninterest expense (GAAP)	$26,200	$26,459	$27,460	$77,562	$82,466
Less: Other real estate expense, net	204	16	163	294	536
Expense used for efficiency ratio (Non-GAAP)	$25,996	$26,443	$27,297	$77,268	$81,930

Efficiency Ratio	59.65%	62.84%	58.33%	60.80%	55.70%

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